Exhibit 99.1

China Integrated Energy to Host Fourth Quarter and Year-end 2010 Earnings Conference Call on March 10, 2011 at 10:00 a.m. EST

XI'AN, China, March 4, 2011 /PRNewswire-Asia-FirstCall/ -- China Integrated Energy, Inc. (Nasdaq: CBEH; the "Company"), a leading non-state-owned integrated energy company in the People's Republic of China, announced today it will release its Fourth Quarter and Year-end 2010 results on Wednesday, March 9, 2011 after the market closes. In conjunction, the Company will host a conference call to discuss these results on Thursday, March 10, 2011.

The conference call will take place at 10:00 a.m. EST on Thursday, March 10, 2011. Interested participants should call 1-877-941-4778 when calling within the United States or 1-480-629-9763 when calling internationally (pass code 4418282).

A playback will be available through March 17, 2011. To listen, please call 1-877-870-5176 within the United States or 1-858-384-5517when calling internationally. Utilize the pass code 4418282 for the replay.

This conference call will be broadcast live over the Internet and can be accessed by all interested parties by clicking on this link: http://ir.stockpr.com/chinaintegratedenergyinc/conference-calls, or visiting http://www.chinaintegratedenergy.com , where the webcast can be accessed through March 17, 2011.

About China Integrated Energy, Inc.

China Integrated Energy, Inc. is a leading non-state-owned integrated energy company in China engaged in three business segments: the production and sale of biodiesel, the wholesale distribution of finished oil and heavy oil products, and the operation of thirteen retail gas stations. The Company operates at 200,000-ton biodiesel production capacity with two plants located in Tongchuan City, Shaanxi Province and one plant in Chongqing City, China. The Company utilizes a distribution network covering 16 provinces and municipalities, established over the past 11 years, to distribute both heavy oil and finished oil, including gasoline, petro-diesel and biodiesel. For additional information on the Company please visit http://www.chinaintegratedenergy.com.

An online investor kit including a company presentation, press releases, current price quotes, stock charts and other valuable information for investors is available at http://www.chinaintegratedenergy.com . To subscribe to future releases via e-mail alert, visit http://www.chinaintegratedenergy.com/alerts

Safe Harbor Statement

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. For example, statements about the future use of the proceeds are forward looking and subject to risks. China Integrated Energy, Inc. may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission on forms 10-K, 10-Q and 8-K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, risks outlined in the Company's filings with the U.S. Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

For more information, please contact:

China Integrated Energy, Inc.
Susan Zhou
Vice President, Investor Relations
Tel:  +1-305-393-5536
Email: susan.zhou@cbeh.net.cn
Web:  http://www.chinaintegratedenergy.com

HC International, Inc.
Ted Haberfield, Executive VP
Tel:  +1-760-755-2716
Email: thaberfield@hcinternational.net
Web:  http://www.hcinternational.net